UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2005

West Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21771 (Commission File Number)	47-0777362 (IRS Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska (Address of principal executive offices)	68154 (Zip Code)
Registrant’s telephone number, including area code: (402) 963-1200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Amended and Restated Credit Agreement
Amendment to Certain Operative Agreements

Item 1.01 Entry into a Material Definitive Agreement.
First Amendment to Amended and Restated Credit Agreement
     On September 23, 2005, West Corporation (the “Company”) entered into the First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of November 15, 2004, by and among the Company, certain subsidiaries of the Company, certain financial institutions as lenders and Wachovia Bank, National Association (“Wachovia”).
     The First Amendment, among other things, permits the Company to make additional Restricted Payments (as defined in the Credit Agreement) so long as (i) no Default or Event of Default (each as defined in the Credit Agreement) exists immediately before or after giving effect to any such Restricted Payment and (ii) the Company and the guarantors under the Credit Agreement are in compliance with the financial covenants in the Credit Agreement after giving effect to any such Restricted Payment on a pro forma basis. The First Amendment also modifies the definition of Change of Control and a related covenant in the Credit Agreement. In addition, the First Amendment modifies other provisions of the Credit Agreement in connection with a previously contemplated convertible note offering.
Fifth Amendment to Certain Operative Agreements
     On September 23, 2005, the Company also entered into the Fifth Amendment to Certain Operative Agreements (the “Fifth Amendment”), which amended the Participation Agreement, dated as of May 9, 2003, among West Facilities Corporation, the Company and various entities parties to the Participation Agreement as guarantors, Wachovia Development Corporation, the various banks and other lenders party to the Participation Agreement and Wachovia and certain other Operative Agreements (as defined in the Participation Agreement).
     The Fifth Amendment incorporates into certain of the Operative Agreements changes comparable to those made in the First Amendment.
     The foregoing descriptions of the First Amendment and the Fifth Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and the Fifth Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Amended and Restated Credit Agreement, dated as of September 23, 2005, by and among the Company, certain subsidiaries of the Company, certain financial institutions as lenders and Wachovia Bank, National Association

10.2	Fifth Amendment to Certain Operative Agreements, dated as of September 23, 2005, by and among West Facilities Corporation, the Company and various entities parties to the Participation Agreement as guarantors, Wachovia Development Corporation, the various banks and other lenders party to the Participation Agreement and Wachovia Bank, National Association

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

Date: September 29, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	First Amendment to Amended and Restated Credit Agreement, dated as of September 23, 2005, by and among the Company, certain subsidiaries of the Company, certain financial institutions as lenders and Wachovia Bank, National Association

10.2	Fifth Amendment to Certain Operative Agreements, dated as of September 23, 2005, by and among West Facilities Corporation, the Company and various entities parties to the Participation Agreement as guarantors, Wachovia Development Corporation, the various banks and other lenders party to the Participation Agreement and Wachovia Bank, National Association